AGREEMENT

         This AGREEMENT made this 1st day of December, 1992, by and between Lawrence Federal Savings and Loan Association, having its principal office at Ironton, Ohio, hereinafter called "Lender", and Lanco Services, Inc., a Kentucky corporation having its principal office at 235 North Main Street, Versailles, Kentucky, hereinafter sometimes called "LSI".

         WITNESSETH: For and in consideration of the sum of One Dollar ($1.00) paid by each party to the other and in further consideration of the mutual covenants to be mutually kept and performed, it is agreed by and between Lender and LSI:

         1. Lender does hereby engage LSI to service Lender's mobile home dealer accounts to be secured by LSI for the Lender, and LSI does hereby agree to service said accounts for Lender.

         2. LSI will perform various services necessary and useful to develop and continue the relationship between the Lender and mobile home dealers including, but not limited to, supplying dealers and instructing them in the operation and use of the Lender's retail forms and procedures, furnishing dealers with insurance information, rate charts, rate books, sales promotion plans and other pertinent data.

         3. LSI will attempt to secure dealers for the Lender, it being expressly understood and agreed that LSI shall have no authority to commit the Lender to accept any dealer, and the Lender shall have the right to refuse any dealer secured by LSI. Furthermore, LSI will provide a constant dealer review program in order to maintain a strong dealer organization.

         4. LSI will accept and investigate retail applications from approved dealers, the cost of such investigations to be borne by LSI and will only approve applications and contracts which comply with the credit policies of Lender.

         5. The collateral on each contract will be covered with Physical Damage and LSI Insurance coverage, which will be verified by LSI if not included in the retail contract. All dealers will be urged to recommend Credit Life coverage in connection with eligible contracts.

         6. LSI will assist in the collection of delinquent retail accounts, and will report to the Lender on the status of such accounts as well as on the physical condition of the mobile homes covered by these accounts. It is agreed that at the beginning of each month the Lender will notify the debtor and LSI of any delinquencies existing at the end of the previous month; LSI will assist in collecting the account and will also assist in the repossession of the mobile home when necessary.

         7. Expenses incurred by LSI in assisting in the collection of referred accounts will be borne solely by LSI.

         8. LSI will arrange for the placing of the various retain insurance coverage, including physical damage and credit life, with carriers acceptable to the Lender.

         9.  Monthly inspection of new inventories will be made by LSI.

         10. From the finance charge on retail contracts purchased by the Lender, which contracts shall include a finance charge at rates to be agreed upon between the Lender and the dealers from time to time, the Lender shall retain an amount equal to that shown for Lender on Exhibit A, attached hereto and made a part hereof, on new or used models or such other amounts as may be agreed upon from time to time. The parties further expressly incorporate the provisions of Exhibits B & C as part of the terms and conditions of this agreement.

         11. The permissible advance on all new mobile homes will be invoice, 10% of invoice sales tax, and invoice on any options such as: central air conditioners, washers, dryers, skirting and awnings. The permissible advance on used homes will be the market value taken from the Kelley Blue Book. There will be a 10% down payment required on all new units and 20% on all used homes. The down payment will be based on the actual selling price of the home.

         12. In the event of prepayment of any retail contract prior to maturity for any reason whatsoever, Lender shall charge to LSI Deferred Service Fee account the unearned portion of the service fee. LSI Deferred Service Fee account is hereby assigned to Lender as security for the payment of said charges, and said account shall be subject only to debits to pay LSI's share of such unearned charges. In the event of the termination of this agreement by either party, LSI agrees to forfeit all funds remaining in the Deferred Service Fee account until all such transactions have been liquidated, then all reserve funds will revert to LSI.

         13. LSI will maintain an office staffed with sufficient experienced personnel to adequately service the mobile home business of Lender and will also provide personnel for the purpose of relieving said Lender of outside manpower requirements in connection with the mobile home finance program.

         14.  LSI will provide a financial statement to Lender as requested.

         15.. It is expressly understood and agreed that Lender is to be in no way responsible for the acts of LSI in soliciting accounts, in making collections or in repossessing mobile homes, and LSI shall have no authority to make representations as to further extension of credit unless expressly authorized by Lender. LSI agrees to present evidence of automobile public liability insurance in amounts and with companies satisfactory to Lender, said insurance to cover LSI employees performing acts required under this Agreement, and LSI agrees to maintain such insurance.

         16. It is the intention of the Lender and LSI that this Agreement shall not be construed to create in any manner whatsoever an employer - employee relationship, it being within the contemplation of the parties that all act performed by LSI in carrying out the provisions of this Agreement shall be those of an independent contractor.

         17. This Agreement shall become effective immediately upon the execution hereof by both parties and shall continue from the date of execution to the date of cancellation, it being expressly understood and agreed that either party may cancel said Agreement upon giving sixty (60) days prior written notice to the other.

         18. LSI agrees to hold the Lender harmless from any claims, losses, or damages which it may suffer or which may be asserted against it arising from the act of LSI or its employees and agents in connection with its services under the Agreement.

         19. The provisions hereof are severable. Should any provision, paragraph, or portion of this Agreement be held invalid or unenforceable by any court, such holding shall not invalidate or render unenforceable the remaining provisions, paragraphs, and portions hereof.

IN WITNESS WHEREOF the parties hereto have executed this Agreement in Duplicate. Accepted this 1st day of December, 1992.


                                       Lawrence Federal Savings and Loan



/s/ Nina M. Fugitt                     By:   /s/ [signature illegible], CEO
    ----------------------------                 -------------------------------



/s/ Connie S. Cremeans                 By:  /s/  Mary Kratzenberg
--------------------------------                 -------------------------------


Attest:                                Lanco Services, Inc.




/s/ Theresa Reece                      By: /s/   Tom Dean, Pres.
---------------------------------                -------------------------------



                                       By: /s/   C. Louise Taylor, Secretary-
                                                  Treasurer
---------------------------------                -------------------------------

                                                                       Exhibit A

                                 [Company Logo]

DATE        -------------------

CUSTOMER                          SELLING PRICE                         1
            -------------------                  -----------------

ADDRESS                           TAXES                                 2
            -------------------                  -----------------

                                  FEES                                  3
            -------------------                  -----------------

DEALER                            OTHER                                 4
            -------------------                  -----------------

ADDRESS                           LESS DOWN                             5
            -------------------                  -----------------

                                  UNPAID BAL.                           6
            -------------------                  -----------------

PHYSICAL DAMAGE INS.                                                    7
                     -----------   -----------   -----------------
                      Company        Term
CR.LIFE/H.S.P., INS.                                                    8
                     -----------   -----------   -----------------
                      Company        Term
                      AMOUNT TO BE FINANCED                             9
                                                 -----------------

NO. PAYMENTS       @       A.P.R.        TOTAL                         10
             -----   -----        -----          -----------------

TOTAL FINANCE CHARGE (Line 10-9)                                       11
                                                 -----------------

LAW FED'S EARNINGS=AMT. FIN.       @       APR                         12
                             -----   -----       -----------------

LANCO'S EARNINGS=AMT. FIN.         @       APR                         13
                           -------   -----       -----------------

TOTAL EARNINGS LINES 12 +13 SHOULD EQUAL # 11                          14
                                                 -----------------

________________________________________________________________________________

              FEDERAL REGULATIONS                   DISTRIBUTION
              -------------------                   ------------
 FACTORY INVOICE                        FLR. PLAN OPTION                      15
                   --------------------                      ----------------
 +15% OF INVOICE                        DLR. CK. (6-2-3-15)                   16
                   --------------------                      ----------------
 + SALES TAX                            SALES TAX (#2)                        17
                   --------------------                      ----------------
 + DEALER OPTIONS                       LENDER FEE (#3)                       18
                   --------------------                      ----------------
 PERMISSIBLE ADV.                       INS. CK. (#7 & #8)                    19
                   --------------------                      ----------------
 90% OF # 1,2,3,7                       LANCO CK.(60%#13)                     20
                   --------------------                      ----------------
 ACTUAL ADVANCE                         LANCO P.B. (40%#13)                   21
                   --------------------                      ----------------
 LTV RATIO                              LENDER EARN. (#12)                    22
                   --------------------                      ----------------
 TOTAL INCOME                           TOTAL (EQUAL #10)                     23
                   --------------------                      ----------------
 TOTAL DEBTS                            FLR. CK. TO:
                   --------------------                      -------------------
 INC. - DEBT RATIO
                   -------------------- ----------------------------------------

                               Loan Loss Agreement

                                    EXHIBIT B

         It is agreed that the incurrence of all losses on the Mobile Home Loan Portfolio of Lawrence Federal Savings & Loan Association of Ironton will be charged to the mobile home loan loss reserve that has been jointly funded by Lawrence Federal Savings & Loan Association and Lanco Services, Inc. Lanco forfeits all rights to said loss reserve which is solely for the incurrence of any mobile home loan losses.

                                 Reserve Account

                                    EXHIBIT C

         A reserve account will be opened and maintained at Lawrence Federal Savings & Loan Association, Inc. by Lanco Services, Inc. based on the formula calculated in EXHIBIT A for the following purposes: (1) to rebate to Lawrence Federal any unamortized prepaid fees (straight-line) unearned by Lanco Services, Inc. due to an early pay-off of a mobile home loan and (2) to replenish loan loss reserve if deemed necessary by Lawrence Federal Savings. At no time shall funds be withdrawn from said reserve account by Lanco Services, Inc. without the express written permission of Lawrence Federal Savings & Loan Association, Inc.